UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUCOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on May 14, 2020.

Meeting Information
NUCOR CORPORATION		Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 14, 2020 Time: 10:00 a.m. Eastern Time
	Location:	Charlotte Marriott SouthPark
2200 Rexford Road
Charlotte, North Carolina 28211
For directions please call: (704) 366-7000

You are receiving this communication because you hold shares in the company named above.
NUCOR CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone or Mail:  You can vote by telephone or mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Nucor’s Board of Directors recommends a vote FOR ALL NOMINEES.

1.	Election of the eight nominees as directors

	Nominees:

	01)	Lloyd J. Austin III	05)	Joseph D. Rupp
	02)	Patrick J. Dempsey	06)	Leon J. Topalian
	03)	Christopher J. Kearney	07)	John H. Walker
	04)	Laurette T. Koellner	08)	Nadja Y. West

Nucor’s Board of Directors recommends a vote FOR proposals 2, 3 and 4.

2.  Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Nucor’s independent registered public accounting firm for 2020

3.  Approval, on an advisory basis, of Nucor’s named executive officer compensation in 2019

4.  Approval of the amendment and restatement of the Nucor Corporation 2014 Omnibus Incentive Compensation Plan

In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Each of proposals 1, 2, 3 and 4 has been proposed by Nucor Corporation.